                                   [GRAPHIC]
                                    PIONEER
                              The one to remember


                                    PIONEER
                                    -------
                                    GROWTH
                                    SHARES


                                     ANNUAL
                                     REPORT
                                    12/31/01


                                 [LOGO]PIONEER
                                 INVESTMENTS(R)
                              --------------------
                              ONE GOAL. YOURS.(SM)

  TABLE OF CONTENTS
  -------------------------------------------------------------------------
  Letter from the President                                           1


  Portfolio Summary                                                   2


  Performance Update                                                  3


  Portfolio Management Discussion                                     7


  Schedule of Investments                                            10


  Financial Statements                                               14


  Notes to Financial Statements                                      21


  Report of Independent Public Accountants                           27


  The Pioneer Family of Funds                                        28


  Trustees, Officers and Service Providers                           29


  Retirement Plans from Pioneer                                      34


  Programs and Services for Pioneer Shareowners                      36

  PIONEER GROWTH SHARES

  LETTER FROM THE PRESIDENT 12/31/01

  DEAR SHAREOWNERS,

  I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

  Americans have always been a resilient people, as evidenced by the tremendous surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

  As part of the tax relief package, expanded contribution limits are now in effect for most retirement savings programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other corporate retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

  Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our share-owners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

  For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

  Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

  Regards,

  /s/ Daniel T. Geraci

  Daniel T. Geraci
  Pioneer Investment Management, Inc.


[SIDENOTE]
PIONEER'S NEW PRESIDENT
Daniel T. Geraci recently joined Pioneer as President of Pioneer Investment Management, Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareowners' interests has always been Pioneer's core value,"
Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

PORTFOLIO SUMMARY 12/31/01


PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                           94%
Depositary Receipts for International Stocks                  4%
Exchange Traded Fund                                          1%
Short-Term Cash Equivalents                                   1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Technology                                                   26%
Health Care                                                  26%
Consumer Staples                                             18%
Capital Goods                                                10%
Financials                                                    7%
Consumer Cyclicals                                            5%
Communication Services                                        5%
Energy                                                        2%
Utilities                                                     1%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

    1.   Pfizer, Inc.                                      6.74%
    2.   Microsoft Corp.                                   6.17
    3.   Tyco International Ltd.                           5.21
    4.   American Home Products Corp.                      4.87
    5.   General Electric Co.                              4.71
    6.   Pharmacia Corp.                                   4.24
    7.   Philip Morris Companies Inc.                      3.47
    8.   The Gillette Co.                                  3.30
    9.   Kimberly Clark Corp.                              3.25
   10.   Hewlett-Packard Co.                               2.73

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 12/31/01                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                   12/31/01      12/31/00
                            $13.90        $17.21

DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM        LONG-TERM
(12/31/00-12/31/01)         DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                               -               -                -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 (S&P) Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

                       NET ASSET      PUBLIC OFFERING
PERIOD                   VALUE            PRICE*
10 Years                  10.26%            9.61%
5 Years                    8.54             7.37
1 Year                   -19.23           -23.88

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000

[CHART]

                    PIONEER GROWTH
                        SHARES*         S&P 500 INDEX       RUSSELL 1000 INDEX
12/91                    $9,425            $10,000                $10,000
12/92                    $9,539            $10,761                $10,893
                        $10,351            $11,840                $12,003
                        $10,083            $12,003                $12,049
12/95                   $13,089            $16,497                $16,600
                        $16,617            $20,274                $20,324
                        $23,893            $27,031                $26,996
12/98                   $31,908            $34,740                $34,290
                        $34,269            $42,034                $41,463
                        $30,991            $38,207                $38,239
12/01                   $25,030            $33,684                $33,478

The Fund adopted its current name and investment adviser (Pioneer
Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 12/31/01                                       CLASS B SHARES


SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                   12/31/01      12/31/00
                            $13.07        $16.31
DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM          LONG-TERM
(12/31/00-12/31/01)         DIVIDENDS     CAPITAL GAINS       CAPITAL GAINS
                                -              -                    -


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 (S&P) Index and the Russell 1000 Index.


AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

                           IF                IF
PERIOD                    HELD            REDEEMED*
Life-of-Class             12.21%           12.21%
(4/28/95)
5 Years                    7.70             7.55
1 Year                   -19.86           -23.07

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000

[CHART]

                    PIONEER GROWTH
                        SHARES*         S&P 500 INDEX        RUSSELL 1000 INDEX
 4/95                   $10,000            $10,000                 $10,000
                        $10,537            $10,653                 $10,659
                        $11,825            $12,186                 $12,254
                        $12,604            $13,414                 $13,456
12/96                   $14,897            $14,977                 $15,003
                        $18,766            $18,060                 $17,795
                        $21,265            $19,968                 $19,929
                        $26,222            $23,497                 $23,158
                        $28,168            $25,663                 $25,313
 6/99                   $30,999            $28,830                 $28,237
                        $30,017            $31,050                 $30,609
                        $29,520            $30,911                 $30,849
                        $26,941            $28,223                 $28,229
                        $24,380            $26,341                 $26,238
12/01                   $21,589            $24,882                 $24,714


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 12/31/01                                       CLASS C SHARES


SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                   12/31/01      12/31/00
                            $13.18        $16.42
DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM        LONG-TERM
(12/31/00-12/31/01)         DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                                -               -                -


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 (S&P) Index and the Russell 1000 Index.


AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

                        NET ASSET      PUBLIC OFFERING
PERIOD                    VALUE          PRICE/CDSC*
Life-of-Class             10.78%           10.59%
(1/31/96)
5 Years                    7.65             7.63
1 Year                   -19.73           -20.55

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

GROWTH OF $10,000

[CHART]

                        PIONEER GROWTH
                            SHARES*           S&P 500 INDEX          RUSSELL 1000 INDEX
 1/96                        $9,900              $10,000                  $10,000
                            $10,523              $10,660                  $10,637
                            $12,438              $11,902                  $11,860
                            $15,733              $14,352                  $14,067
12/97                       $17,840              $15,868                  $15,754
                            $22,001              $18,673                  $18,307
                            $23,647              $20,393                  $20,011
                            $26,045              $22,910                  $22,322
12/99                       $25,214              $24,675                  $24,197
                            $24,787              $24,565                  $24,386
                            $22,610              $22,429                  $22,315
                            $20,476              $20,932                  $20,742
12/01                       $18,149              $19,773                  $19,537


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 12/31/01                                       CLASS Y SHARES


SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                   12/31/01      12/31/00
                            $14.34        $17.65
DISTRIBUTIONS PER SHARE     INCOME        SHORT-TERM        LONG-TERM
(12/31/00-12/31/01)         DIVIDENDS     CAPITAL GAINS     CAPITAL GAINS
                                -               -                -


INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's (S&P 500) Index and the Russell 1000 Index.


AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

                            IF               IF
PERIOD                     HELD           REDEEMED*
Life-of-Class             -3.02%           -3.02%
(4/30/98)
1 Year                   -18.75           -18.75

* Assumes reinvestment of distributions.

GROWTH OF $10,000

[CHART]

                 PIONEER GROWTH
                     SHARES*            S&P 500 INDEX          RUSSELL 1000 INDEX
 4/98                $10,000               $10,000                   $10,000
                     $10,269               $10,237                   $10,146
                      $9,052                $9,220                    $9,099
                     $11,102               $11,180                   $11,090
                     $12,092               $11,736                   $11,548
 6/99                $12,288               $12,560                   $12,371
                     $10,934               $11,777                   $11,554
                     $12,000               $13,527                   $13,410
                     $12,295               $13,835                   $13,996
                     $11,970               $13,467                   $13,515
 9/00                $12,212               $13,338                   $13,612
                     $11,000               $12,296                   $12,367
                      $9,442               $10,840                   $10,813
                     $10,027               $11,476                   $11,495
                      $8,170                $9,794                    $9,744
12/01                 $8,937               $10,840                   $10,828


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

The year 2001 was a difficult period for stock investing, as decelerating economic growth and downturns in key industries, especially technology, caused most broad market indices to post negative returns. In the following interview, Robert C. Junkin discusses the factors that influenced the performance of Pioneer Growth Shares during 2001. Mr. Junkin, a Vice President at Pioneer, is one of the Fund's co-managers.



Q: HOW DID THE FUND PERFORM DURING 2001?

A: Pioneer Growth Shares' performance was disappointing to us, even though the Fund outperformed most of its peer group of competitors. Our emphasis on the stocks of blue-chip growth companies was not rewarded during 2001, a period in which value stocks tended to perform better than growth stocks. For the 12 months ended December 31, 2001, the Fund's Class A shares returned -19.23% at net asset value, while Class B shares returned -19.86% and Class C shares had a total return of -19.73%. Broad market indices, which are influenced by the performance of both growth and value stocks, did somewhat better. The Standard & Poor's 500 Index returned -11.84%, while the Russell 1000 Index had a return of -12.45%.


Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING PERFORMANCE?

A: While we finally had confirmation that we were in a recession during the fourth quarter of 2001, economic growth clearly was slowing throughout the year. The slowdown hit the technology sector first - and hardest - but as the year progressed it became increasingly evident that the slump was spreading throughout the economy. Growth stocks were especially hard hit. Our strategy of paying close attention to stock valuations as well as to underlying company fundamentals helped us avoid some of the worst effects of the decline in growth company stocks, but we still did not escape the damage caused by the downward spiral in stock prices.


Q: WHAT WERE YOUR PRINCIPAL STRATEGIES IN THIS DIFFICULT PERIOD?

A: We maintained our focus on large-cap growth companies, which we believe will be a rewarding strategy over the longer term. As we moved the portfolio to an emphasis on growing, blue-chip companies, we raised the number of stocks in the portfolio from about 30 to more than 40. That number probably will continue to expand as we increase the diversification of the overall portfolio, but we may not go beyond the 40-to-60 range.

Among industries, our largest weightings were in health care, technology, and consumer staples, although we were slightly underweighted in technology compared to the general benchmarks for growth investors. Investments in health care, technology and staples stocks typically accounted for about 70% of Fund assets during the period. Under normal circumstances, health care and consumer staples stocks tend to hold their value better than most other industries during market downturns because their businesses are less sensitive to the economic cycle. While consumer staples stocks tended to do relatively well in this difficult period, several major pharmaceutical companies reported earnings problems and suffered disappointing stock performance.


Q: DID THE TERRORIST ATTACKS OF SEPTEMBER 11 AFFECT YOUR STRATEGY?

A: Not immediately. The Fund's portfolio was positioned relatively cautiously before September 11, although we had begun to think about the possibility of becoming more aggressive if we started to see early signs of economic expansion. With the events of September 11, we realized that the recovery would be delayed, perhaps until late in 2002, so we did not become more aggressive in our stock selections. However, we did take advantage of the severe corrections in some fundamentally sound technology companies immediately after September 11 to buy their stocks at attractive prices. For example, we added NOKIA to the portfolio and expanded our holdings in several other tech companies.


Q: WHICH INVESTMENTS SIGNIFICANTLY INFLUENCED PERFORMANCE, EITHER POSITIVELY OR
   NEGATIVELY?

A: Scientific Atlanta, which manufactures television control devices for cable systems, performed well while we owned it. Fortunately, we sold our position before the stock was pulled down in the general technology stock correction. MICROSOFT also contributed positively, helped by an improving outlook for a favorable settlement of its antitrust case. Nokia's stock gained in price after we added it to the portfolio late in the year. BIOVAIL, a specialty pharmaceutical company, also added to Fund returns.

On the negative side, most of our technology positions performed very poorly in the general industry slump. EMC and SUN MICROSYSTEMS were two of the biggest detractors to performance. Both suffered major losses in revenues as corporate spending on information technology systems collapsed. Another poor performer was CALPINE, which suffered twice because of external events. Its stock price first fell in the general fallout from the problems of California-related power companies early in 2001. Later, it was punished in the market reaction to the Enron meltdown. While we did not own Enron, the problems of that high-visibility energy-trading company affected many other related businesses.


Q: WHAT IS YOUR OUTLOOK AS YOU ENTER 2002?

A: We are cautiously optimistic. We believe we are starting to see signs that the economic downturn is nearing its bottom and that we may see an economic recovery in 2002. However, it may be late in the year before that recovery occurs, as relatively high levels of corporate and consumer debt may diminish the chances of a rapid surge in growth. However, lower interest rates have reduced the costs of borrowing and federal tax cuts should help stimulate the economy. While it is extremely difficult to forecast changes in market conditions, our expectation is that the economy will begin improving in the coming months. When we see actual evidence of a recovery, we are likely to increase our exposure to sectors such as technology that typically do well in periods of growth. We think the conditions are in place for some improvement in the market, but it is important to add that we still are a long way from a return to the bull market of the late 1990s.

SCHEDULE OF INVESTMENTS 12/31/01

SHARES                                                                                                               VALUE
              COMMON STOCKS - 98.3%
              CAPITAL GOODS - 9.8%
              ELECTRICAL EQUIPMENT - 4.7%
1,516,100     General Electric Co.                                                                          $   60,765,288
                                                                                                            --------------
              MANUFACTURING (DIVERSIFIED) - 5.1%
1,140,400     Tyco International Ltd.                                                                       $   67,169,560
                                                                                                            --------------
              TOTAL CAPITAL GOODS                                                                           $  127,934,848
                                                                                                            --------------
              COMMUNICATION SERVICES - 4.5%
              CELLULAR/WIRELESS TELECOMMUNICATIONS - 2.3%
1,400,900     Crown Castle International Corp.*                                                             $   14,961,612
  600,000     Vodafone Group Plc (A.D.R.)                                                                       15,408,000
                                                                                                            --------------
                                                                                                            $   30,369,612
                                                                                                            --------------
              TELEPHONE - 2.2%
  761,200     BellSouth Corp.                                                                               $   29,039,780
                                                                                                            --------------
              TOTAL COMMUNICATION SERVICES                                                                  $   59,409,392
                                                                                                            --------------
              CONSUMER CYCLICALS - 5.4%
              RETAIL (BUILDING SUPPLIES) - 1.1%
  279,700     Home Depot, Inc.                                                                              $   14,267,497
                                                                                                            --------------
              RETAIL (GENERAL MERCHANDISE) - 2.7%
  609,800     Wal-Mart Stores, Inc.                                                                         $   35,093,990
                                                                                                            --------------
              SERVICES (ADVERTISING/MARKETING) - 1.6%
  235,000     Omnicom Group                                                                                 $   20,997,250
                                                                                                            --------------
              TOTAL CONSUMER CYCLICALS                                                                      $   70,358,737
                                                                                                            --------------
              CONSUMER STAPLES - 18.1%
              BEVERAGES (ALCOHOLIC) - 2.5%
  730,000     Anheuser-Busch Companies, Inc.                                                                $   33,003,300
                                                                                                            --------------
              BROADCASTING (CABLE/TELEVISION/RADIO) - 1.0%
  283,000     Cablevision Systems Corp.*                                                                    $   13,428,350
                                                                                                            --------------
              ENTERTAINMENT - 1.7%
  713,000     AOL Time-Warner, Inc.*++                                                                      $   22,887,300
                                                                                                            --------------
              PERSONAL CARE - 6.5%
1,275,000     The Gillette Co.                                                                              $   42,585,000
  701,200     Kimberly-Clark Corp.                                                                              41,931,760
                                                                                                            --------------
                                                                                                            $   84,516,760
                                                                                                            --------------


   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                               VALUE
              RETAIL (DRUG STORES) - 1.5%
  675,000     CVS Corp.                                                                                     $   19,980,000
                                                                                                            --------------
              RETAIL STORES (FOOD CHAINS) - 1.5%
  462,500     Safeway, Inc.*                                                                                $   19,309,375
                                                                                                            --------------
              TOBACCO - 3.4%
  975,000     Philip Morris Co., Inc.                                                                       $   44,703,750
                                                                                                            --------------
              TOTAL CONSUMER STAPLES                                                                        $  237,828,835
                                                                                                            --------------
              ENERGY - 1.9%
              OIL (INTERNATIONAL INTEGRATED) - 1.9%
  617,600     Exxon Mobil Corp.                                                                             $   24,271,680
                                                                                                            --------------
              TOTAL ENERGY                                                                                  $   24,271,680
                                                                                                            --------------
              FINANCIALS - 5.6%
              BANKS (MAJOR REGIONAL) - 2.5%
  620,000     State Street Corp.                                                                            $   32,395,000
                                                                                                            --------------
              FINANCIAL (DIVERSIFIED) - 1.0%
  268,400     Citigroup, Inc.                                                                               $   13,548,832
                                                                                                            --------------
              INSURANCE (MULTI-LINE) - 2.1%
      365     Berkshire Hathaway, Inc.*                                                                     $   27,594,000
                                                                                                            --------------
              TOTAL FINANCIALS                                                                              $   73,537,832
                                                                                                            --------------
              HEALTH CARE - 26.0%
              BIOTECHNOLOGY - 7.8%
  322,800     Amgen, Inc.*                                                                                  $   18,218,832
  281,500     Biogen, Inc.*                                                                                     16,144,025
  269,200     ImClone Systems, Inc.*                                                                            12,507,032
1,282,200     Pharmacia Corp.                                                                                   54,685,830
                                                                                                            --------------
                                                                                                            $  101,555,719
                                                                                                            --------------
              HEALTH CARE (DIVERSIFIED) - 9.6%
1,023,800     American Home Products Corp.                                                                  $   62,820,368
  583,400     Biovail Corp Intl.*                                                                               32,816,250
  596,500     Bristol-Myers Squibb Co.                                                                          30,421,500
                                                                                                            --------------
                                                                                                            $  126,058,118
                                                                                                            --------------
              HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.6%
2,180,600     Pfizer, Inc.                                                                                  $   86,896,910
                                                                                                            --------------


   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                               VALUE
              HEALTH CARE (HOSPITAL MANAGEMENT) - 2.0%
  695,800     HCA, Inc.                                                                                     $   26,816,132
                                                                                                            --------------
              TOTAL HEALTH CARE                                                                             $  341,326,879
                                                                                                            --------------
              TECHNOLOGY - 26.0%
              COMMUNICATIONS EQUIPMENT - 3.8%
1,221,900     American Tower Corp.*                                                                         $   11,571,393
2,000,000     Lucent Technologies, Inc.                                                                         12,580,000
1,050,000     Nokia Corp. (A.D.R.)                                                                              25,756,500
                                                                                                            --------------
                                                                                                            $   49,907,893
                                                                                                            --------------
              COMPUTER (HARDWARE) - 5.2%
1,713,800     Hewlett-Packard Co.                                                                           $   35,201,452
  159,600     IBM Corp.                                                                                         19,305,216
1,071,400     Sun Microsystems, Inc.*                                                                           13,221,076
                                                                                                            --------------
                                                                                                            $   67,727,744
                                                                                                            --------------
              COMPUTERS (PERIPHERALS) - 3.4%
1,749,000     EMC Corp.*                                                                                    $   23,506,560
  345,200     Lexmark International Group, Inc.*                                                                20,366,800
                                                                                                            --------------
                                                                                                            $   43,873,360
                                                                                                            --------------
              COMPUTERS (SOFTWARE & SERVICES) - 9.4%
  755,400     Adobe Systems, Inc.                                                                           $   23,455,170
  518,500     Check Point Software Technologies Ltd.*                                                           20,682,965
1,199,200     Microsoft Corp.*                                                                                  79,470,984
                                                                                                            --------------
                                                                                                            $  123,609,119
                                                                                                            --------------
              ELECTRONICS (SEMICONDUCTORS) - 3.6%
1,065,400     Intel Corp.                                                                                   $   33,506,830
  488,300     Texas Instruments, Inc.                                                                           13,672,400
                                                                                                            --------------
                                                                                                            $   47,179,230
                                                                                                            --------------
              SERVICES (DATA PROCESSING) - 0.6%
  121,400     Electronic Data Systems Corp.                                                                 $    8,321,970
                                                                                                            --------------
              TOTAL TECHNOLOGY                                                                              $  340,619,316
                                                                                                            --------------
              UTILITIES - 1.0%
              POWER PRODUCERS (INDEPENDENT) - 1.0%
  808,100     Calpine Corp.*                                                                                $   13,567,999
                                                                                                            --------------
              TOTAL UTILITIES                                                                               $   13,567,999
                                                                                                            --------------
              TOTAL COMMON STOCKS
              (Cost $1,405,536,084)                                                                         $1,288,855,518
                                                                                                            --------------


   The accompanying notes are an integral part of these financial statements.

SHARES                                                                                                               VALUE
              EXCHANGE TRADED FUND - 1.0%
  338,000     Nasdaq-100 Index Tracking Stock                                                               $   13,151,580
                                                                                                            --------------
              TOTAL EXCHANGE TRADED FUND
              (Cost $13,518,953)                                                                            $   13,151,580
                                                                                                            --------------


PRINCIPAL
AMOUNT
              TEMPORARY CASH INVESTMENT - 0.7%
              REPURCHASE AGREEMENT - 0.7%
$8,900,000    Credit Suisse First Boston, Inc., 1.7% dated
              1/2/02, repurchase price of $8,900,000, plus
              accrued interest on 12/31/01 collateralized by
              $7,727,000 U.S. Treasury Bill, 11.875%, 11/15/03                                              $    8,900,000
                                                                                                            --------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $8,900,000)                                                                             $    8,900,000
                                                                                                            --------------
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $1,427,955,037) (a)(b)(c)                                                               $1,310,907,098
                                                                                                            --------------

*   Non-income producing security.
++  A portion of this investment has been pledged to cover margin requirements for futures contracts.
(a) At December 31, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $1,445,921,011 was as follows:
    Aggregate gross unrealized gain for all investments in which there is an
      excess of value over tax cost                                                                          $  67,648,626
    Aggregate gross unrealized loss for all investments in which there is an
      excess of tax cost over value                                                                           (202,662,539)
                                                                                                             -------------
        Net unrealized loss                                                                                  $(135,013,913)
                                                                                                             =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended 12/31/2001 aggregated $1,649,886,293 and $1,811,797,592, respectively.
(b) At December 31, 2001, the Fund had a net capital loss carryforward of $153,113,395 which will expire between 2008 and 2009 if not utilized.
(c) The Fund elected to defer approximately $18,650,456 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.



   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 12/31/01

ASSETS:
 Investments in securities, at value (including temporary cash
    investment of $8,900,000) (cost $1,427,955,037)                           $1,310,907,098
 Cash                                                                             42,836,930
 Receivables -
    Investment securities sold                                                     5,854,044
    Fund shares sold                                                               2,631,386
    Collateral for securities loaned, at fair value                               20,185,200
    Dividends and interest                                                         1,437,056
 Other                                                                                 8,466
                                                                              --------------
      Total assets                                                            $1,383,860,180
                                                                              --------------

LIABILITIES:
 Payables -
    Investment securities purchased                                           $   28,124,813
    Fund shares repurchased                                                        3,289,548
    Upon return of securities loaned                                              20,185,200
 Due to affiliates                                                                 1,593,477
 Accrued expenses                                                                    128,434
                                                                              --------------
      Total liabilities                                                       $   53,321,472
                                                                              --------------

NET ASSETS:
 Paid-in capital                                                              $1,637,316,472
 Accumulated net realized loss on investments and futures contracts             (189,729,825)
 Net unrealized loss on investments                                             (117,047,939)
                                                                              --------------
      Total net assets                                                        $1,330,538,708
                                                                              ==============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $836,149,467/60,173,620 shares)                            $        13.90
                                                                              ==============
 Class B (based on $400,506,009/30,646,277 shares)                            $        13.07
                                                                              ==============
 Class C (based on $83,128,689/6,307,850 shares)                              $        13.18
                                                                              ==============
 Class Y (based on $10,754,543/750,092 shares)                                $        14.34
                                                                              ==============

MAXIMUM OFFERING PRICE:
 Class A                                                                      $        14.75
                                                                              ==============
 Class C                                                                      $        13.31
                                                                              ==============


   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 12/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,026)         $  10,903,405
  Interest                                                        2,989,736
  Income from securities loaned, net                                 19,442
                                                              -------------
       Total investment income                                                  $  13,912,583
                                                                                -------------
EXPENSES:
  Management fees                                             $  10,180,285
  Performance adjustment                                         (1,468,649)
  Transfer agent fees
    Class A                                                       3,251,206
    Class B                                                       1,815,338
    Class C                                                         269,273
    Class Y                                                           1,842
  Distribution fees
    Class A                                                       2,431,302
    Class B                                                       4,732,304
    Class C                                                         989,103
  Adminstrative fees                                                242,976
  Custodian fees                                                    156,973
  Professional fees                                                  59,809
  Printing                                                          104,852
  Fees and expenses of nonaffiliated trustees                        30,639
                                                              -------------
    Total expenses                                                              $  22,797,253
    Less fees paid indirectly                                                        (267,195)
                                                                                -------------
    Net expenses                                                                $  22,530,058
                                                                                -------------
       Net investment loss                                                      $  (8,617,475)
                                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
  Net realized loss on:
    Investments                                               $(157,678,484)
    Futures contracts                                           (11,745,573)    $(169,424,057)
                                                              -------------     -------------
  Change in net unrealized gain (loss) from:
    Investments                                               $(177,054,872)
    Futures contracts                                               750,822     $(176,304,050)
                                                              -------------     -------------
       Net loss on investments and futures contracts                            $(345,728,107)
                                                                                -------------
       Net decrease in net assets resulting from operations                     $(354,345,582)
                                                                                =============


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 12/31/01 AND 12/31/00

                                                                       YEAR ENDED           YEAR ENDED
FROM OPERATIONS:                                                        12/31/01             12/31/00
 Net investment loss                                                $   (8,617,475)      $   (22,168,479)
 Net realized loss on investments and futures contracts               (169,424,057)          (17,600,838)
 Change in net unrealized gain (loss) on investments
  and futures contracts                                               (176,304,050)         (207,029,739)
                                                                    --------------       ---------------
   Net decrease in net assets resulting from operations             $ (354,345,582)      $  (246,799,056)
                                                                    --------------       ---------------
DISTRIBUTIONS TO SHAREOWNERS:
 Net realized gain:
  Class A ($0.00 and $1.05 per share, respectively)                 $            -       $   (70,038,224)
  Class B ($0.00 and $1.05 per share, respectively)                              -           (36,517,988)
  Class C ($0.00 and $1.05 per share, respectively)                              -            (8,031,045)
  Class Y ($0.00 and $1.05 per share, respectively)                              -              (323,661)
                                                                    --------------       ---------------
   Total distributions to shareowners                               $            -       $  (114,910,918)
                                                                    --------------       ---------------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                   $  216,195,959       $   575,928,238
 Reinvestment of distributions                                                   -           101,425,243
 Cost of shares repurchased                                           (451,410,733)       (1,618,140,127)
                                                                    --------------       ---------------
  Net decrease in net assets resulting from
   fund share transactions                                          $ (235,214,774)      $  (940,786,646)
                                                                    --------------       ---------------
  Net decrease in net assets                                        $ (589,560,356)      $(1,302,496,620)
NET ASSETS:
 Beginning of year                                                   1,920,099,064         3,222,595,684
                                                                    --------------       ---------------
 End of year (including accumulated net investment
  income of $0 and $0 respectively)                                 $1,330,538,708       $ 1,920,099,064
                                                                    ==============       ===============


CLASS A                                '01 SHARES       '01 AMOUNT         '00 SHARES        '00 AMOUNT
Shares sold                             8,486,386      $ 128,686,664       17,903,291      $ 349,240,400
Reinvestment of distributions                   -                  -        3,634,316         64,327,008
Less shares repurchased               (17,852,643)      (270,999,858)     (47,973,550)      (937,070,957)
                                      -----------      -------------      -----------      -------------
  Net decrease                         (9,366,257)     $(142,313,194)     (26,435,943)     $(523,503,549)
                                      -----------      -------------      -----------      -------------
CLASS B
Shares sold                             4,247,314      $  60,858,044        7,285,272      $ 135,233,636
Reinvestment of distributions                   -                  -        1,825,359         30,648,429
Less shares repurchased                (9,819,179)      (140,070,898)     (24,256,580)      (450,254,149)
                                      -----------      -------------      -----------      -------------
  Net decrease                         (5,571,865)     $ (79,212,854)     (15,145,949)     $(284,372,084)
                                      -----------      -------------      -----------      -------------
CLASS C
Shares sold                             1,248,640      $  17,796,497        4,629,762      $  87,552,857
Reinvestment of distributions                   -                  -          362,706          6,129,849
Less shares repurchased                (2,630,764)       (37,844,282)     (12,173,470)      (227,033,289)
                                      -----------      -------------      -----------      -------------
  Net decrease                         (1,382,124)     $ (20,047,785)      (7,181,002)     $(133,350,583)
                                      -----------      -------------      -----------      -------------
CLASS Y
Shares sold                               582,684      $   8,854,754          195,067      $   3,901,345
Reinvestment of distributions                   -                  -           17,629            319,957
Less shares repurchased                  (167,270)        (2,495,695)        (193,675)        (3,781,732)
                                      -----------      -------------      -----------      -------------
  Net increase                            415,414      $   6,359,059           19,021      $     439,570
                                      ===========      =============      ===========      =============



   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 12/31/01

                                                            YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
CLASS A                                                      12/31/01      12/31/00        12/31/99        12/31/98       12/31/97
Net asset value, beginning of year                           $  17.21     $    20.16      $    20.34      $    16.35      $  11.71
                                                             --------     ----------      ----------      ----------      --------
Increase (decrease) from investment operations:
  Net investment loss                                        $  (0.04)    $    (0.09)     $    (0.09)     $    (0.03)     $  (0.03)
  Net realized and unrealized gain (loss) on investments
   and futures contracts                                        (3.27)         (1.81)           1.59            5.40          5.16
                                                             --------     ----------      ----------      ----------      --------
    Net increase (decrease) from investment operations       $  (3.31)    $    (1.90)     $     1.50      $     5.37      $   5.13
Distributions to shareowners:
  Net realized gain                                          $      -     $    (1.05)     $    (1.68)     $    (1.38)     $  (0.49)
                                                             --------     ----------      ----------      ----------      --------
Net increase (decrease) in net asset value                   $  (3.31)    $    (2.95)     $    (0.18)     $     3.99      $   4.64
                                                             --------     ----------      ----------      ----------      --------
Net asset value, end of year                                 $  13.90     $    17.21      $    20.16      $    20.34      $  16.35
                                                             ========     ==========      ==========      ==========      ========
Total return*                                                  (19.23)%        (9.57)%          7.40%          33.54%        43.78%
Ratio of net expenses to average net assets+                     1.18%          1.22%           1.02%           0.95%         0.99%
Ratio of net investment loss to average net assets+             (0.29)%        (0.60)%         (0.41)%         (0.18)%       (0.25)%
Portfolio turnover rate                                           111%            58%             48%             30%           28%
Net assets, end of year (in thousands)                       $836,149     $1,197,025      $1,935,072      $1,408,252      $567,126
Ratios assuming reductions for fees paid indirectly:
  Net expenses                                                   1.16%          1.19%           1.00%           0.93%         0.97%
  Net investment loss                                           (0.27)%        (0.57)%         (0.39)%         (0.16)%       (0.23)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

                                                            YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
CLASS B                                                      12/31/01      12/31/00        12/31/99        12/31/98      12/31/97(a)
Net asset value, beginning of year                           $  16.31      $  19.31        $  19.70        $  16.00       $  11.55
                                                             --------      --------        --------        --------       --------
Increase (decrease) from investment operations:
    Net investment loss                                      $  (0.17)     $  (0.35)       $  (0.19)       $  (0.07)      $  (0.15)
    Net realized and unrealized gain (loss) on investments
     and futures contracts                                      (3.07)        (1.60)           1.48            5.15           5.09
                                                             --------      --------        --------        --------       --------
        Net increase (decrease) from investment operations   $  (3.24)     $  (1.95)       $   1.29        $   5.08       $   4.94
Distributions to shareowners:
    Net realized gain                                        $      -      $  (1.05)       $  (1.68)       $  (1.38)      $  (0.49)
                                                             --------      --------        --------        --------       --------
Net increase (decrease) in net asset value                   $  (3.24)     $  (3.00)       $  (0.39)       $   3.70       $   4.45
                                                             --------      --------        --------        --------       --------
Net asset value, end of year                                 $  13.07      $  16.31        $  19.31        $  19.70       $  16.00
                                                             ========      ========        ========        ========       ========
Total return*                                                  (19.86)%      (10.25)%          6.57%          32.46%         42.75%
Ratio of net expenses to average net assets+                     1.98%         2.04%           1.82%           1.74%          1.76%
Ratio of net investment loss to average net assets+             (1.09)%       (1.42)%         (1.21)%         (0.95)%        (1.01)%
Portfolio turnover rate                                           111%           58%             48%             30%            28%
Net assets, end of year (in thousands)                       $400,506      $590,879        $991,818        $669,496       $163,955
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                 1.97%         2.03%           1.80%           1.71%          1.72%
    Net investment loss                                         (1.08)%       (1.41)%         (1.19)%         (0.92)%        (0.97)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

                                                           YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
CLASS C                                                     12/31/01      12/31/00        12/31/99        12/31/98     12/31/97(a)
Net asset value, beginning of year                           $ 16.42      $  19.45        $  19.82        $  16.08       $ 11.55
                                                             -------      --------        --------        --------       -------
Increase (decrease) from investment operations:
    Net investment loss                                      $ (0.15)     $  (0.45)       $  (0.18)       $  (0.08)      $ (0.14)
    Net realized and unrealized gain (loss) on investments
     and futures contracts                                     (3.09)        (1.53)           1.49            5.20          5.16

        Net increase (decrease) from investment operations   $ (3.24)     $  (1.98)       $   1.31        $   5.12       $  5.02
Distributions to shareowners:
    Net realized gain                                        $     -      $  (1.05)       $  (1.68)       $  (1.38)      $ (0.49)
                                                             -------      --------        --------        --------       -------
Net increase (decrease) in net asset value                   $ (3.24)     $  (3.03)       $  (0.37)       $   3.74       $  4.53
                                                             -------      --------        --------        --------       -------
Net asset value, end of year                                 $ 13.18      $  16.42        $  19.45        $  19.82       $ 16.08
                                                             =======      ========        ========        ========       =======
Total return*                                                 (19.73)%      (10.33)%          6.63%          32.55%        43.44%
Ratio of net expenses to average net assets+                    1.87%         2.12%           1.77%           1.71%         1.69%
Ratio of net investment loss to average net assets+            (0.98)%       (1.51)%         (1.16)%         (0.92)%       (0.93)%
Portfolio turnover rate                                          111%           58%             48%             30%           28%
Net assets, end of year (in thousands)                       $83,129      $126,287        $289,275        $184,909       $34,300
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                1.85%         2.10%           1.74%           1.67%         1.63%
    Net investment loss                                        (0.96)%       (1.49)%         (1.13)%         (0.88)%       (0.87)%

 (a) The per share data presented above is based upon the average shares outstanding for the period presented.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
   + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

                                                                               YEAR ENDED   YEAR ENDED    YEAR ENDED    4/30/98 TO
CLASS Y                                                                         12/31/01     12/31/00     12/31/99(a)    12/31/98
Net asset value, beginning of period                                             $ 17.65      $20.37        $20.41        $19.73
                                                                                 -------      ------        ------        ------
Increase (decrease) from investment operations:
    Net investment income (loss)                                                 $  0.04      $(0.02)       $ 0.01        $ 0.03
    Net realized and unrealized gain (loss) on investments and
     futures contracts                                                             (3.35)      (1.65)         1.63          2.03
                                                                                 -------      ------        ------        ------
        Net increase (decrease) from investment operations                       $ (3.31)     $(1.67)       $ 1.64        $ 2.06
Distributions to shareowners:
    Net realized gain                                                            $     -      $(1.05)       $(1.68)       $(1.38)
                                                                                 -------      ------        ------        ------
Net increase (decrease) in net asset value                                       $ (3.31)     $(2.72)       $(0.04)       $ 0.68
                                                                                 -------      ------        ------        ------
Net asset value, end of period                                                   $ 14.34      $17.65        $20.37        $20.41
                                                                                 =======      ======        ======        ======
Total return*                                                                     (18.75)%     (8.34)%        8.08%        11.02%
Ratio of net expenses to average net assets+                                        0.61%       0.66%         0.61%         0.51% **
Ratio of net investment income (loss) to average net assets+                        0.33%      (0.04)%        0.02%         0.29% **
Portfolio turnover rate                                                              111%         58%           48%           30%
Net assets, end of period (in thousands)                                         $10,755      $5,908        $6,431        $5,287
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                                    0.58%       0.65%         0.58%         0.51%**
    Net investment income (loss)                                                    0.36%      (0.03)%        0.05%         0.29%**

 (a) The per share data presented above is based upon the average shares outstanding for the period presented.
   * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
  ** Annualized.
   + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At December 31, 2001, the Fund had no open futures contracts.

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of distributions paid during the years ended December 31, 2001 and 2000 were as follows:

                                               2001                    2000
  DISTRIBUTIONS PAID FROM:
     Ordinary Income                       $         --            $ 33,397,216
     Long-Term capital gain                          --              81,513,702

                                           $         --            $114,910,918
     Return of Capital                     $         --            $         --
                                           ------------            ------------
                        Total              $         --            $114,910,918

   Components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2001. These amounts do not include the capital loss carryforward.

                                               2001
---------------------------------------------------------------------
  Undistributed ordinary income           $          --
  Undistributed long-term gain                       --
  Unrealized appreciation                  (135,013,913)
                                           ------------
                          Total           $(135,013,913)

   The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

   At December 31, 2001, the Fund reclassified $8,617,475 from paid in capital to accumulated net investment income. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $253,537 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2001.

E. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

F. SECURITIES LENDING

   The Fund loans securities in the Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Fund loaned securities having a fair value of approximately $19,115,839 and received collateral of $20,185,200 for the loan.

G. REPURCHASE AGREEMENT

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of Unicredito Italiano Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Effective October 1, 2000, the basic fee was subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Russell 1000(R) Index. The performance period for the comparison is being phased in over time in monthly increments through September 30, 2002, when it will be made for a full rolling 36-month period. For the year ended December 31, 2001, the aggregate performance adjustment resulted in a decrease to the basic fee of $1,468,649. The management fee was equivalent to 0.56% of the average daily net assets for the period.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 2001, $559,195 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT
PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $411,785 in transfer agent fees payable to PIMSS at December 31, 2001.

4. DISTRIBUTION PLANS
The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $622,497 in distribution fees payable to PFD at December 31, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2001, CDSCs in the amount of $2,017,753 were paid to PFD.

5. EXPENSE OFFSETS
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $267,195 under such arrangements.

6. LINE OF CREDIT FACILITY
The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2001, the Fund had no borrowings under this agreement.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER GROWTH SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares (the Fund) as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 15, 2002

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS                           GROWTH AND INCOME FUNDS
UNITED STATES                          Pioneer Fund
Pioneer Growth Shares                  Pioneer Balanced Fund
Pioneer Mid Cap Growth Fund+           Pioneer Equity Income Fund
Pioneer Mid Cap Value Fund             Pioneer Value Fund (formerly Pioneer II)
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++         INCOME FUNDS
Pioneer Tax Managed Fund               TAXABLE
                                       Pioneer America Income Trust
INTERNATIONAL/GLOBAL                   Pioneer Bond Fund
Pioneer Emerging Markets Fund          Pioneer High Yield Fund
Pioneer Europe Fund                    Pioneer Strategic Income Fund
Pioneer Europe Select Fund
Pioneer International Equity           TAX-FREE
  Fund** (formerly Pioneer World       Pioneer Tax Free Income Fund
  Equity Fund)
Pioneer International Value            MONEY MARKET FUND
  Fund**(formerly Pioneer              Pioneer Cash Reserves Fund*
  International Growth Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology
  Fund


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
** Name change effective July 30, 2001.
+  Name change effective September 21, 2001.
++ Name change effective September 6, 2001.
Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management
Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS             POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
John F. Cogan, Jr. (75)*          Chairman of the Board,       Trustee since 1993. Serves until
                                  Trustee and President        retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

Daniel T. Geraci (44)**           Trustee and                  Trustee since October, 2001.
                                  Executive Vice President     Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.


  INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS             POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
Mary K. Bush (53)                 Trustee                      Trustee since 1997. Serves until
4201 Cathedral Avenue, NW,                                     retirement or removal.
Washington, DC, 20016

Richard H. Egdahl, M.D. (75)      Trustee                      Trustee since 1993. Serves until
Boston University Healthcare                                   retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

Margaret B.W. Graham (54)         Trustee                      Trustee since 1993. Serves until
1001 Sherbrooke Street West,                                   retirement or removal.
Montreal, Quebec, Canada

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD
Deputy Chairman and a Director of Pioneer Global               Director of Harbor Global Company, Ltd.
Asset Management S.p.A. (PGAM); Non-Executive Chairman
and a Director of Pioneer Investment Management USA
Inc. (PIM-USA); Chairman and a Director of Pioneer;
President of all of the Pioneer Funds; and Of Counsel
(since 2000, Partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)

Director and CEO-US of PGAM since November 2001;               None
Director, Chief Executive Officer and President of
PIM-USA since October 2001; Director of Pioneer Funds
Distributor, Inc. and Pioneer Investment Management
Shareholder Services, Inc. since October 2001;
President and a Director of Pioneer and Pioneer
International Corporation since October 2001;
Executive Vice President of all of the Pioneer Funds
since October 2001; President of Fidelity Private
Wealth Management Group from 2000 through October
2001; and Executive Vice President--Distribution and
Marketing of Fidelity Investments Institutional
Services and Fidelity Investments Canada Ltd. prior
to 2000

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD
President, Bush & Co. (international financial                 Director and/or Trustee of Brady
advisory firm)                                                 Corporation (industrial identification and
                                                               specialty coated material products
                                                               manufacturer), Mastec Inc.
                                                               (communications and energy
                                                               infrastructure), Mortgage Guaranty
                                                               Insurance Corporation, R.J. Reynolds
                                                               Tobacco Holdings, Inc. (tobacco) and
                                                               Student Loan Marketing Association
                                                               (secondary marketing of student loans)

Alexander Graham Bell Professor of Health Care                 None
Entrepreneurship, Boston University; Professor of
Management, Boston University School of Management;
Professor of Public Health, Boston University
School of Public Health; Professor of Surgery,
Boston University School of Medicine; University
Professor, Boston University

Founding Director, The Winthrop Group, Inc.                    None
(consulting firm); Professor of Management,
Faculty of Management, McGill University

  INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS             POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
Marguerite A. Piret (53)          Trustee                      Trustee since 1993.
One Boston Place, 26th Floor,                                  Serves until retirement or
Boston, MA 02108                                               removal.

Stephen K. West (73)              Trustee                      Trustee since 1993.
125 Broad Street,                                              Serves until retirement or
New York, NY 10004                                             removal.

John Winthrop (65)                Trustee                      Trustee since 1993.
One North Adgers Wharf,                                        Serves until retirement or
Charleston, SC 29401                                           removal.

  FUND OFFICERS

NAME, AGE AND ADDRESS             POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
Joseph P. Barri (55)              Secretary                    Since 1993.
                                                               Serves at the discretion of
                                                               Board.

Dorothy E. Bourassa (54)          Assistant Secretary          Since November, 2000.
                                                               Serves at the discretion of
                                                               Board.

Vincent Nave (56)                 Treasurer                    Since November, 2000.
                                                               Serves at the discretion of
                                                               Board.

Luis I. Presutti (36)             Assistant Treasurer          Since November, 2000.
                                                               Serves at the discretion of
                                                               Board.

John F. Daly III (36)             Assistant Treasurer          Since November, 2000.
                                                               Serves at the discretion of
                                                               Board.

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD
President, Newbury, Piret & Company, Inc.                      Director, Organogenesis Inc. (tissue
(merchant banking firm)                                        engineering company)

Of Counsel, Sullivan & Cromwell (law firm)                     Director, Dresdner RCM Global
                                                               Strategic Income Fund, Inc. and The
                                                               Swiss Helvetia Fund, Inc. (closed-end
                                                               investment companies), AMVESCAP PLC
                                                               (investment managers) and First ING
                                                               Life Insurance Company of New York

President, John Winthrop & Co., Inc. (private                  Director of NUI Corp. (energy sales,
investment firm)                                               services and distribution)

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS                    OTHER DIRECTORSHIPS HELD
Partner, Hale and Dorr LLP; Secretary of all                   None
of the Pioneer Funds

Secretary of PIM-USA; Senior Vice President- Legal             None
of Pioneer; and Secretary/Clerk of most of
PIM-USA's subsidiaries since October 2000;
Assistant Secretary of all of the Pioneer Funds
since November 2000; Senior Counsel, Assistant
Vice President and Director of Compliance of
PIM-USA from April 1998 through October 2000;
Vice President and Assistant General Counsel,
First Union Corporation from December 1996
through March 1998

Vice President-Fund Accounting and Custody                     None
Services of Pioneer (Manager from September 1996
to February 1999); and Treasurer of all of the
Pioneer Funds (Assistant Treasurer from June 1999
to November 2000)

Assistant Vice President-Fund Accounting,                      None
Administration and Custody Services of Pioneer
(Fund Accounting Manager from 1994 to 1999); and
Assistant Treasurer of all of the Pioneer Funds
since November 2000

Global Custody and Settlement Division Manager of PIM-USA; and Assistant Treasurer of all of the Pioneer Funds since November 2000

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

TRADITIONAL IRA* For anyone under age 701/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA* Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

EMPLOYER-SPONSORED PLANS

401(k) PLAN* Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA PLAN* The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

403(b) PLAN* Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 15% of income, while maintaining complete contribution flexibility each year.



       Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROFIT SHARING PLAN Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

AGE-BASED PROFIT SHARING PLAN Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

MONEY PURCHASE PENSION PLAN (MPP) Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

DEFINED BENEFIT PENSION PLAN Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


       Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

SIX-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You


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specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS
Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications and
service forms                                                     1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO]PIONEER
      INVESTMENTS(R)

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
PIONEER INVESTMENT MANAGEMENT, INC.                                11065-00-0202
60 STATE STREET                              (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                         [RECYCLED SYMBOL] PRINTED ON RECYCLED PAPER
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